SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                Unidigital Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


               Delaware                                   13-3856672
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(State of Incorporation or Organization)      (IRS Employer Identification no.)


           229 West 28th Street
           New York, New York                               10001
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(Address of Principal Executive Offices)                  (Zip Code)


 If   this   form   relates   to  the       If  this  form   relates   to  the
 registration    of   a   class    of       registration   of   a   class   of
 securities   pursuant   to   Section       securities   pursuant  to  Section
 12(b)  of the  Exchange  Act  and is       12(g) of the  Exchange  Act and is
 effective    pursuant   to   General       effective   pursuant   to  General
 Instruction A.(c),  please check the       Instruction  A.(d),  please  check
 following box. |X|                         the following box. ||


Securities Act registration statement file number to which             N/A
this form relates:                                               ---------------
                                                                 (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class                    Name of Each Exchange on Which
        to be so Registered                    Each Class is to be Registered
        -------------------                    ------------------------------

Common Stock, $0.01 par value                American Stock Exchange, Inc.
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Securities to be registered pursuant to Section 12(g) of the Act:


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                                (Title of Class)

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                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.  Description of Registrant's Securities to be Registered.

            A description of the Common Stock, $0.01 par value, of Unidigital Inc. (the "Company") are contained under the caption "Description of Capital Stock" which shall be deemed to be incorporated by reference into the Company's Registration Statement on Form SB-2 and all amendments thereto (Registration No. 33-99656) as originally filed on November 21, 1995. Such description contained therein is incorporated herein by reference to such Form.

Item 2.  Exhibits.

            Not Applicable.

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                     Unidigital Inc.
                                         ---------------------------------------
                                                      (Registrant)

Date: January 28, 1999              By:   /s/William E. Dye
                                         ---------------------------------------
                                         William E. Dye, Chief Executive Officer